UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-15313	13-3033811
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Tower Center East Brunswick, NJ	08816
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 418-9300

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 12, 2009, the Company issued a press release and held a conference call providing an update on the Company's previously submitted pegloticase Biologics License Application (BLA). A copy of the press release issued by the Company on February 12, 2009, and a transcript of the February 12, 2009 conference call, are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
d) Exhibits See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc. (Registrant)

Date: February 19, 2009	By:	/s/ Philip K. Yachmetz
SVP, General Counsel

EXHIBIT INDEX

EX-99.1	Press Release dated February 12, 2009

EX-99.2	Transcript dated February 12, 2009